EXHIBIT 2.2

    DEAN HELLER                  STATE OF NEVADA            CHARLES E. MOORE
Secretary of State              [GRAPHIC OMITTED]      Securities Administrator
                                  OFFICE OF THE
  RENEE L. PARKER              SECRETARY OF STATE          SCOTT W. ANDERSON
   Chief Deputy                                            Deputy Secretary
Secretary of State                                     for Commercial Recordings

 PAMELA A. RUCKEL                                             ELLICK HSU
 Deputy Secretary                                          Deputy Secretary
for Southern Nevada                                         for Elections


                             FILING ACKNOWLEDGEMENT
                                                                    May 19, 2005

JOB NUMBER                          CORPORATION NUMBER
C20050519-1016                      C1420-2000

FILING DESCRIPTION                  DOCUMENT FILING
                                    NUMBER             DATE/TIME OF FILING
Exchange                            20050185818-08     May 19, 2005  10:05:49 AM

CORPORATION NAME                    RESIDENT AGENT
INHIBITON THERAPEUTICS, INC.        CORPORATE ADVISORY SERVICE, INC.







The attached document(s) were filed with the Nevada Secretary of State, Commercial Recordings Division. The filing date and time have been affixed to each document, indicating the date and time of filing. A filing number is also affixed and can be used to reference this document in the future.

                                        Respectfully,


                                        /s/ Dean Heller
                                        DEAN HELLER
                                        Secretary of State



                         COMMERCIAL RECORDING DIVISION
                              202 N. Carson Street
                         Carson City, Nevada 89701-4069
                            Telephone (775) 684-5708
                               Fax *775) 684-7138

[GRAPHIC OMITTED] DEAN HELLER Secretary of State 204 North
Carson Street, Suite 1 Carson City, Nevada 89701-4299
(775) 684 5708 Website: secretaryofstate.biz

--------------------------

  Articles of Exchange
(PURSUANT TO NRS 92A.200)
       PAGE 1

--------------------------

Important: Read attached instructions before completing farm.
                                              ABOVE SPACE IS FOR OFFICE USE ONLY

                (Pursuant to Nevada Revised Statutes Chapter 92A)
                             (excluding 92A.200(4b))
                               SUBMIT IN DUPLICATE

1) Name and jurisdiction of organization of each constituent entity (NRS 92A.200). If there are more than two constituent entities, check box/ / and attach an 8 1/2" x 11" blank sheet listing the entities continued from article one.

Inhibetex Therapeutics, Inc.
----------------------------
NAME OF ACQUIRED ENTITY

Colorado                                             For Profit Corporation
------------------------------------                 ---------------------------
Jurisdiction                                                  Entity type *

and,

Inhibiton Therapeutics, Inc. f/k/a Organic Soils.com, Inc.
-----------------------------------------------------------
NAME OF ACQUIRING ENTITY

Nevada                                               For Profit Corporation
------------------------------------                 ---------------------------
Jurisdiction                                                  Entity type *

2) THE UNDERSIGNED DECLARES THAT A PLAN OF EXCHANGE HAS BEEN ADOPTED BY EACH CONSTITUENT ENTITY (NRS 92A.200).

* Corporation, non-profit corporation, limited partnership, limited-liability limited partnership, limited-liability company or business trusts


This form must be accompanied by appropriate fees. See attached fee schedule. Secretary of State AM Exchange 2003
                                                                          Nevada
                                                          Revised on, 1"103/`'03

[GRAPHIC OMITTED] DEAN HELLER Secretary of State 204 North
Carson Street, Suite 1 Carson City, Nevada 89701-4299
(775) 684 5708 Website: secretaryofstate.biz

--------------------------

  Articles of Exchange
(PURSUANT TO NRS 92A.200)
       PAGE 2

--------------------------

Important: Read attached instructions before completing farm.
                                              ABOVE SPACE IS FOR OFFICE USE ONLY

3) OWNER'S APPROVAL (NRS 92A.200) (OPTIONS A, B, OR C MUST BE USED FOR EACH ENTITY) (IF THERE ARE MORE THAN TWO CONSTITUENT ENTITIES, CHECK BOX / / AND ATTACH AN 8 1/2" X 11" BLANK SHEET LISTING THE ENTITIES CONTINUED FROM ARTICLE THREE)

(a)      Owner's approval was not required from:

         -----------------------------------------------------------
         NAME OF ACQUIRED ENTITY, IF APPLICABLE

  and, or;

         -----------------------------------------------------------
         NAME OF ACQUIRING ENTITY, IF APPLICABLE

(b)      The plan was approved by the required consent of the owners of *:

         Inhibetex Therapeutics, Inc.
         -----------------------------------------------------------
         NAME OF ACQUIRED ENTITY, IF APPLICABLE


  and, or;

         Inhibiton Therapeutics, Inc. f/k/a Organic Soils.com, Inc.
         -----------------------------------------------------------
         NAME OF ACQUIRING ENTITY, IF APPLICABLE

* Unless otherwise provided in the certificate of trust or governing instrument of a business trust, an exchange must be approved by all the trustees and beneficial owners of each business trust that is a constituent entity in the exchange.

This form must be accompanied by appropriate fees. See attached fee schedule. Secretary of State AM Exchange 2003
                                                                          Nevada
                                                          Revised on, 1"103/`'03

[GRAPHIC OMITTED] DEAN HELLER Secretary of State 204 North
Carson Street, Suite 1 Carson City, Nevada 89701-4299
(775) 684 5708 Website: secretaryofstate.biz

--------------------------

  Articles of Exchange
(PURSUANT TO NRS 92A.200)
       PAGE 3

--------------------------

Important: Read attached instructions before completing farm.
                                              ABOVE SPACE IS FOR OFFICE USE ONLY

(c)      Approval of plan of exchange for Nevada non-profit corporation (NRS
         92A.160):

         The plan of exchange has been approved by the directors of the corporation and by each public officer or other person whose approval of the plan of exchange is required by the articles of incorporation of the domestic corporation.

         -----------------------------------------------------------
         NAME OF ACQUIRED ENTITY, IF APPLICABLE

  and, or;

         -----------------------------------------------------------
         NAME OF ACQUIRING ENTITY, IF APPLICABLE

4) Location of Plan of Exchange (check a or b):

____     (a) The entire plan of exchange is attached;

or,

xxx      (b) The entire plan of exchange is on file at the registered office of
--- the acquiring corporation, limited-liability company or business trust, or at the records office address if a limited partnership, or other place of business of the acquiring entity (NRS 92A.200).


This form must be accompanied by appropriate fees. See attached fee schedule. Secretary of State AM Exchange 2003
                                                                          Nevada
                                                          Revised on, 1"103/`'03

[GRAPHIC OMITTED] DEAN HELLER Secretary of State 204 North
Carson Street, Suite 1 Carson City, Nevada 89701-4299
(775) 684 5708 Website: secretaryofstate.biz

--------------------------

  Articles of Exchange
(PURSUANT TO NRS 92A.200)
       PAGE 4

--------------------------

Important: Read attached instructions before completing farm.
                                              ABOVE SPACE IS FOR OFFICE USE ONLY

5)       Effective date (optional)*:
                                    -------------------------
6) Signatures - Must be signed by: An officer of each Nevada corporation; All general partners of each Nevada limited partnership; All general partners of each Nevada limited partnership; A manager of each Nevada limited-liability company with managers or all the members if there are no managers; A trustee of each Nevada business trust (NRS 92A.230)**

         (if there are more than two constituent entities, check box/ / and attach an 8 1/2" x 11" blank sheet listing the entities continued from article eight):

         Inhibetex Therapeutics, Inc.
         -------------------------------------------------------------
         NAME OF ACQUIRED ENTITY, IF APPLICABLE

         /s/ Thomas B. Olson                Secretary                  5/18/05
         -----------------------------------------------------------------------
         Thomas B. Olson                    Title                      Date

         INHIBITON THERAPEUTICS, INC.
         F/K/A ORGANIC SOILS.COM, INC.
         -----------------------------------------------------------------------
         Name of Acquiring Entity

         /s/ Ray L. Smith                   President                  5/18/05
         -----------------------------------------------------------------------
         Ray L. Smith                       Title                      Date

* An exchange takes effect upon filing the articles of exchange or upon a later date as specified in the articles, which must not be more than 90 days after the articles are filed (NRS 92A.240).

This form must be accompanied by appropriate fees. See attached fee schedule. Secretary of State AM Exchange 2003
                                                                          Nevada
                                                          Revised on, 1"103/`'03

**The articles of exchange must be signed by each foreign constituent entity in the manner provided by the law governing it (NRS 92A.230). Additional signature blocks may be added to this page or as an attachment, as needed.

IMPORTANT: Failure to include any of the above information and submit the proper fees may cause this filing to be rejected.

FILING FEE: $350.00



This form must be accompanied by appropriate fees. See attached fee schedule. Secretary of State AM Exchange 2003
                                                                          Nevada
                                                          Revised on, 1"103/`'03